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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 10, 2003
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)


             OHIO                        0-21533                 31-1209872
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


                           110 EAST WILSON BRIDGE ROAD
                             WORTHINGTON, OHIO 43085
                                 (614) 848-3995
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective as of January 10, 2003, the Registrant engaged Schneider Downs & Co., Inc. ("Schneider Downs") as the Registrant's new independent accountants. The engagement of Schneider Downs was approved by the Audit Committee of the Registrant.

     During the two most recent fiscal years and through January 10, 2003, the Registrant has not consulted with Schneider Downs regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or
Item 304(a)(2)(ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1 Press release regarding the engagement of Schneider Downs & Co., Inc. as the Registrant's new independent accountants.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    TEAM AMERICA, INC.
                                                        Registrant

                                                  /s/ S. Cash Nickerson
                                        ----------------------------------------
                                                      S. Cash Nickerson
                                                      Chairman and CEO

Date: January 10, 2003


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EXHIBIT INDEX

Exhibit No.     Description

   99.1 Press release regarding the engagement of Schneider Downs & Co., Inc. as the Registrant's new independent accountants.